As filed with the Securities and Exchange Commission on May 30, 2006

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2006

CEVA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-49842 (Commission File Number)	77-0556376 (I.R.S. Employer Identification No.)
2033 Gateway Place, Suite 150, San Jose, CA (Address of Principal Executive Offices)	95110 (Zip Code)

408/514-2900
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Executive Bonus Plan

On May 23, 2006, the Board of Directors of CEVA, Inc. (the “Company”) adopted the CEVA, Inc. 2006 Executive Bonus Plan (the “Plan”), effective as of January 1, 2006. The Compensation Committee of the Company’s Board of Directors is responsible for administering the Plan, which provides for the payment of cash bonuses to eligible employees (as defined in the Plan) based upon the Company’s financial performance and individual employee performance during the Company’s fiscal year ending December 31, 2006.

The foregoing summary of the Plan is not intended to be a complete description of all of the terms thereof and is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 10.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.1	CEVA, Inc. 2006 Executive Bonus Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEVA, INC.

Date: May 30, 2006	By:	/s/ Yaniv Arieli
Yaniv Arieli Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	CEVA, Inc. 2006 Executive Bonus Plan.